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                                                                    EXHIBIT 10.2

                          NOTICE REGARDING CONSENT OF
                       MEMBER FIRM OF ANDERSEN WORLDWIDE

     Section 11(a) of the Securities Act of 1933 provides that in case any part of a registration statement, when such part became effective, contained an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, any person acquiring a security pursuant to such registration statement (unless it is proved that at the time of such acquisition such person knew of such untruth or omission) may sue, among others, an accountant who has with his consent been named as having certified any part of the registration statement, or as having prepared any report which is used in connection with the registration statement.

     Until December 31, 2001, the consolidated financial statements filed in our annual report on Form 20-F were audited by Barbier Frinault & Autres, a Member Firm of Andersen Worldwide. After reasonable efforts, we have been unable to obtain Barbier Frinault & Autres' written consent to the incorporation by reference of its audit report with respect to our consolidated financial statements as of and for the years ended December 31, 2001 and 2000 into our previously filed registration statements:

     (i) The Form S-8 Registration Statement (File no. 333-7830) for Alcatel Alstom Compagnie Generale d'Electricite, S.A. (now Alcatel), filed with the Securities and Exchange Commission (the "SEC") on October 23, 1997;

     (ii) The Post-Effective Amendment No. 1 on Form S-8 to Form F-4 Registration Statement (File no. 333-59985) for Alcatel Alstom Generale d'Electricite, S.A. (now Alcatel), filed with the SEC on September 8, 1998;

     (iii) The Form S-8 Registration Statement (File no. 333-9730) for Alcatel, filed with the SEC on December 11, 1998;

     (iv) The Form S-8 Registration Statement (File no. 333-10192) for Alcatel, filed with the SEC on April 1, 1999;

     (v) The Form S-8 Registration Statement (File no. 333-10326) for Alcatel, filed with the SEC on May 7, 1999;

     (vi) The Form S-8 Registration Statement (File no. 333-10578) for Alcatel, filed with the SEC on July 13, 1999;

     (vii) The Form S-8 Registration Statement (File no. 333-11092) for Alcatel, filed with the SEC on November 4, 1999;

     (viii) The Form S-8 Registration Statement (File no. 333-11388) for Alcatel, filed with the SEC on January 24, 2000;

     (ix) The Post-Effective Amendment No. 1 on Form S-8 to Form F-4 Registration Statement (File no. 333-93127) for Alcatel, filed with the SEC on January 24, 2000;

     (x) The Form F-3 Registration Statement (File no. 333-11784) for Alcatel, filed with the SEC on April 4, 2000;

     (xi) The Form S-8 Registration Statement (File No. 333-11986) for Alcatel, filed with the SEC on May 19, 2000;

     (xii) The Form S-8 Registration Statement (File No. 333-11996) for Alcatel, filed with the SEC on May 23, 2000;

     (xiii) The Form S-8 Registration Statement (File no. 333-12516) for Alcatel, filed with the SEC on September 12, 2000;

     (xiv) The Form S-8 Registration Statement (File no. 333-12864) for Alcatel, filed with the SEC on November 15, 2000;

     (xv) The Form S-8 Registration Statement (File no. 333-13410) for Alcatel, filed with the SEC on April 27, 2001;

     (xvi) The Form S-8 Registration Statement (File no. 333-13554) for Alcatel, filed with the SEC on May 24, 2001;

     (xvii) The Form F-3 Registration Statement (File no. 333-13966) for Alcatel, filed with the SEC on September 28, 2001;

     (xviii) The Form F-3 Registration Statement (File no. 333-14004) for
             Alcatel, filed with the SEC on October 12, 2001;

     (xix) The Form S-8 Registration Statement (File no. 333-14016) for Alcatel, filed with the SEC on October 17, 2001;

     (xx) The Post-Effective Amendment No. 1 on Form S-8 to Form F-4 Registration Statement (File no. 333-82930), as amended, for Alcatel, initially filed with the SEC on February 15, 2002;

     (xxi) The Form S-8 Registration Statement (File no. 333-89466) for Alcatel, filed with the SEC on May 31, 2002; and

     (xxii) The Form S-8 Registration Statement (File no. 333-98075) for Alcatel, filed with the SEC on August 14, 2002.

Such audit report is included in this Form 20-F.

     Under these circumstances, Rule 437a under the Securities Act of 1933 permits us to file this Form 20-F, which is incorporated by reference into the above listed registration statements, without a written consent from Barbier Frinault & Autres. However, as a result, Barbier Frinault & Autres will not have any liability under Section 11(a) of the Securities Act for any untrue statements of a material fact contained in the financial statements audited by Barbier Frinault & Autres or any omissions of a material fact required to be stated therein. Accordingly, you would be unable to assert a claim against Barbier Frinault & Autres under Section 11(a) of the Securities Act.